UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 13, 2020 (April 9, 2020)
Date of Report (date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of Principal Executive Offices)			(Zip Code)
(844) 848-0137
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In light of the disruption and uncertainty created by the evolving COVID-19 pandemic and its anticipated impact on the Company’s operations, on April 13, 2020, the Company announced that each of the members of the Company’s senior management team, including each of the Company’s named executive officers, will be taking a temporary reduction in base salary for 90 days. Specifically, Mr. Casey will forego all but that portion of his base salary necessary to fund, on an after-tax basis, his contributions to continue to participate in the Company’s health benefits plan and meet certain other legal requirements. Messrs. Gomez, Ebling, Newell and Petersohn will forego 25% of base salary for the same 90-day period. These reductions in pay will be effective in April 2020 and are generally not intended to reduce any other benefits determined by reference to base salary, except as required by law or the terms of applicable plans.

The Company has also implemented a 25% wage reduction plan for all salaried employees of the Company who are above a certain specified salary level, including members of management, where allowed by law. In addition, each member of the Board of Directors has agreed to waive one quarter of his or her annual cash retainer for 2020.

Item 7.01 Regulation FD Disclosure

On April 13, 2020, as a result of the near-term impact on the business and uncertainty around the duration of the COVID-19 pandemic, the Company is withdrawing its previously announced 2020 guidance. The Company anticipates providing a further business update on its next earnings call in May.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          DENTSPLY SIRONA Inc.

By:	/s/ Keith J. Ebling
Keith J. Ebling, Executive Vice President,
General Counsel and Secretary

Date: April 13, 2020